Second Quarter 2025 Earnings Call

This presentation may contain various statements about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about our future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. We believe these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions about future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements; such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Investors should not place undue reliance on these forward- looking statements, which speak only as of the date they are made. Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) Renasant’s ability to efficiently integrate acquisitions (including its recently-completed merger with The First Bancshares, Inc.) (“The First”) into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management (including the possibility that such cost savings will not be realized when expected, or at all, as a result of the impact of, or challenges arising from, the integration of the acquired assets and assumed liabilities into Renasant, potential adverse reactions or changes to business or employee relationships, or as a result of other unexpected factors or events); (ii) potential exposure to unknown or contingent risks and liabilities we have acquired, or may acquire, or target for acquisition, including in connection with our merger with The First; (iii) the effect of economic conditions and interest rates on a national, regional or international basis; (iv) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (v) competitive pressures in the consumer finance, commercial finance, financial services, asset management, retail banking, factoring and mortgage lending and auto lending industries; (vi) the financial resources of, and products available from, competitors; (vii) changes in laws and regulations as well as changes in accounting standards; (viii) changes in governmental and regulatory policy, whether applicable specifically to financial institutions or impacting the United States generally (such as, for example, changes in trade policy); (ix) increased scrutiny by, and/or additional regulatory requirements of, regulatory agencies as a result of our merger with The First; (x) changes in the securities and foreign exchange markets; (xi) Renasant’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (xii) changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio; (xiii) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xiv) changes in the sources and costs of the capital we use to make loans and otherwise fund our operations, due to deposit outflows, changes in the mix of deposits and the cost and availability of borrowings; (xv) general economic, market or business conditions, including the impact of inflation; (xvi) changes in demand for loan and deposit products and other financial services; (xvii) concentrations of credit or deposit exposure; (xviii) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xix) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xx) civil unrest, natural disasters, epidemics and other catastrophic events in our geographic area; (xxi) geopolitical conditions, including acts or threats of terrorism, and actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; (xxii) the impact, extent and timing of technological changes; and (xxiii) other circumstances, many of which are beyond management’s control. Management believes that the assumptions underlying our forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in Renasant’s filings with the Securities and Exchange Commission (“SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov. We undertake no obligation, and specifically disclaim any obligation, to update or revise our forward- looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws. Forward-Looking Statements 2

Snapshot Assets: $26.6 billion Loans: 18.6 Deposits: 21.6 Equity: 3.8 Loans and Deposits by State MS 24% AL 22%FL 12% LA 5% GA 27% TN 10% Loans MS 39% AL 14% FL 9% LA 3% GA 28% TN 7% Deposits Footprint *Republic Business Credit operates on a nationwide basis. Locations in California, Illinois and Texas are not shown. Overview 3 Note: As of June 30, 2025 *

• On April 1, 2025, the Company completed its merger with The First Bancshares, Inc. (“The First”). As of the acquisition date, The First operated 116 locations throughout Louisiana, Mississippi, Alabama, Georgia and Florida and, net of purchase accounting adjustments, had $7.9 billion in assets, $5.2 billion in loans, and $6.4 billion in deposits • Net income was $1.0 million with diluted EPS of $0.01, which was impacted by merger and conversion expenses of $20.5 million and Day 1 acquisition provision for credit losses of $66.6 million; adjusted diluted EPS (non-GAAP)(1) was $0.69 • Net interest margin was 3.85%, up 40 basis points linked quarter; adjusted net interest margin (non-GAAP)(1) was 3.58%, up 16 basis points linked quarter • The combined company generated net organic loan growth of $311.6 million for the quarter, or 6.9% annualized, and net organic deposit growth of $361.3 million, or 6.8% annualized • Cost of total deposits decreased 10 basis points to 2.12%; noninterest-bearing deposits represented 24.8% of total deposits • The ratio of allowance for credit losses on loans to total loans increased 1 basis point to 1.57% • Nonperforming loans to total loans held constant at 0.76% Second Quarter Highlights 4(1) Adjusted diluted EPS and Adjusted net interest margin are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”.

Balance Sheet $14,255 $14,510 $14,573 $14,772 $21,583 $0 $5,000 $10 ,000 $15 ,000 $20 ,000 $25 ,000 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Deposits $12,605 $12,628 $12,885 $13,056 $18,563 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Loans $2,355 $2,658 $2,678 $2,727 $3,779 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Equity Note: Dollars in millions Note: In millions $17,510 $17,959 $18,035 $18,271 $26,625 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Assets

6 Core Deposit Funding Composition Granularity • Average deposit account balance is $35 thousand; commercial and consumer deposit accounts, excluding time deposit accounts, average approximately $92 thousand and $13 thousand, respectively • Top 20 depositors, excluding public funds, comprise 4.1% of total deposits Customer Mix Consumer 50% Commercial 31% Public Funds 19% Note: As of June 30, 2025 *Includes money market 25% 53% 6% 16% Noninterest-bearing Interest-bearing* Savings Time

7 Liquidity Position Cash and Securities to Total Assets 15.9% 17.8% 16.9% 17.5% 18.5% $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Loans to Deposits 88% 87% 88% 88% 86% $1 $1 $1 $1 $1 $1 $1 $1 $1 $1 $1 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Average Interest Earning Asset Mix (2Q 2025) 80% 1% 15% 4% Loans Held for Investment Loans Held for Sale Securities Interest Bearing Balances with Banks

8 Capital 13.45% 14.80% 14.85% 14.93% 14.19% 8.16% 9.76% 9.84% 9.99% 8.77% 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Equity to Assets / Tangible Common Equity Ratio (non-GAAP)* Shareholders' equity to assets Tangible common equity ratio (non-GAAP)* $41.77 $41.82 $42.13 $42.79 $39.77 $23.89 $26.02 $26.36 $27.07 $23.10 $5 $10 $15 $20 $25 $30 $35 $40 $45 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Book Value / TBV (non-GAAP)* Book Value Tangible Book Value (non-GAAP)* * Tangible Common Equity Ratio and Tangible Book Value are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. 10.75% 12.88% 12.73% 12.59% 11.09% 15.15% 17.32% 17.08% 16.89% 14.99% $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 CET1 / TRBC Common equity tier 1 capital ratio Total risk-based capital ratio Highlights • The Company has a $100.0 million stock repurchase program under which the Company is authorized to repurchase outstanding shares of its common stock either in open market purchases or privately-negotiated transactions. There was no buyback activity during the second quarter of 2025

9 Asset Quality 2.62% 3.02% 2.89% 2.45% 2.66% 2.00% 2.50% 3.00% 3.50% 4.00% 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Criticized Loans/Total Loans 0.23% 0.14% 0.31% 0.31% 0.25% 0.0% 0.5% 1.0% 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Loans 30-89 Days Past Due/ Total Loans 0.18% 0.02% 0.05% 0.00% 0.26% 0.0% 0.5% 1.0% 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Net Charge-offs / Average Loans 1.59% 1.59% 1.57% 1.56% 1.57% 0.0% 1.0% 2.0% 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Allowance/Total Loans 204% 168% 178% 207% 205% 0% 200% 400% 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Allowance/Nonperforming Loans 0.60% 0.71% 0.68% 0.59% 0.58% 0.0% 0.5% 1.0% 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 NPAs/Total Assets

10 Profitability Note: Dollars in millions except per share amounts. *Adjusted Diluted EPS, Adjusted Net Income, Adjusted Net Interest Income (FTE), PPNR and Adjusted PPNR are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. $0.69 $1.18 $0.70 $0.65 $0.01 $0.69 $0.70 $0.73 $0.66 $0.69 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Diluted EPS / Adjusted Diluted EPS (non-GAAP)* Diluted EPS (GAAP) Adjusted Diluted EPS (non-GAAP)* $127.6 $133.6 $135.5 $137.4 $222.7 $126.8 $131.8 $134.7 $135.8 $207.6 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Net Interest Income (FTE) / Adjusted Net Interest Income (FTE) (non-GAAP)* Net interest income (FTE) Adjusted net interest income (FTE) (non-GAAP)* $51.8 $98.3 $52.4 $56.7 $84.0 $51.8 $56.2 $54.2 $57.5 $103.0 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 PPNR (non-GAAP)* / Adjusted PPNR (non-GAAP)* PPNR (non-GAAP)* Adjusted PPNR (non-GAAP)* $38.8 $72.5 $44.7 $41.5 $1.0 $38.8 $43.0 $46.5 $42.1 $65.9 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Net Income / Adjusted Net Income (non-GAAP)* Net Income Adjusted Net Income (non-GAAP)*

11 Profitability Ratios *Adjusted ROAA, Adjusted ROTCE, PPNR/Average Assets, Adjusted PPNR/Average Assets and Adjusted Efficiency Ratio are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. 6.68% 11.29% 6.70% 6.25% 0.11% 12.04% 11.26% 11.38% 10.30% 13.50% 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 ROAE / Adjusted ROTCE (non-GAAP)* ROAE (GAAP) ROTCE (Adjusted) (non-GAAP)* 0.90% 1.63% 0.99% 0.94% 0.02% 0.90% 0.97% 1.03% 0.95% 1.01% 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 ROAA / Adjusted ROAA (non-GAAP*) ROAA (GAAP) ROAA (Adjusted) (non-GAAP)* 67% 55% 68% 66% 68% 67% 65% 66% 64% 57% 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Efficiency Ratio / Adjusted Efficiency Ratio (non-GAAP)* Efficiency Ratio (GAAP) Adjusted Efficiency Ratio (non-GAAP)* 1.20% 2.21% 1.16% 1.28% 1.29%1.20% 1.27% 1.20% 1.30% 1.58% 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 PPNR (non-GAAP)* / Adjusted PPNR Ratios (non- GAAP)* PPNR/Average Assets (non-GAAP)* Adjusted PPNR/Average Assets (non-GAAP)*

12 Net Interest Margin (FTE), Loan Yield and Cost of Deposits *Adjusted Net Interest Margin (FTE) and Adjusted Loan Yield are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. 3.31% 3.36% 3.36% 3.45% 3.85% 3.29% 3.32% 3.34% 3.42% 3.58% 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Net Interest Margin (FTE) / Adjusted Net Interest Margin (FTE)(non-GAAP)* Net Interest Margin Adjusted Net Interest Margin (FTE)(non-GAAP)* 6.41% 6.47% 6.29% 6.24% 6.63% 6.38% 6.41% 6.27% 6.19% 6.18% 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Loan Yield / Adjusted Loan Yield (non-GAAP)* Loan yield Adjusted Loan Yield (non-GAAP)* 2.47% 2.51% 2.35% 2.22% 2.12% 3.28% 3.32% 3.09% 2.89% 2.82% 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Cost of Deposits Total cost of deposits Cost of total interest-bearing deposits • Normal accretion and accelerated accretion recognized on acquired loans were $13.2 million and $4.6 million, respectively, for the second quarter of 2025, which included normal credit accretion and accelerated credit accretion of $5.5 million and $2.7 million, respectively Accretion

Noninterest Income $38.8 $89.3 $34.2 $36.4 $48.3 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Noninterest Income • Noninterest income increased $11.9 million linked quarter, primarily due to the merger with The First and a gain on sale of MSRs of $1.5 million Note: Dollars in millions. 13 Service Charges 28% Fees and Commissions 14%Wealth Management 15% Mortgage Banking 23% Other 20% Mix - 2Q 2025($ in thousands) 1Q25 2Q25 Change Service charges 10,364$ 13,618$ 3,254$ Fees and commissions 3,787 6,650 2,863 Wealth management 7,067 7,345 278 Mortgage banking 8,147 11,263 3,116 BOLI 2,929 3,383 454 Other 4,101 6,075 1,974 Total 36,395$ 48,334$ 11,939$

14 Noninterest Expense ($ in thousands) 1Q25 2Q25 Change Salaries and employee benefits 71,957$ 99,542$ 27,585$ Data processing 4,089 5,438 1,349 Net occupancy and equipment 11,754 17,328 5,574 Advertising and public relations 4,297 4,490 193 Merger and conversion expenses 791 20,479 19,688 Intangible amortization 1,080 8,884 7,804 Other 19,908 27,043 7,135 Total 113,876$ 183,204$ 69,328$ $112.0 $122.0 $114.7 $113.9 $183.2 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Salaries and employee benefits 54% Data processing 3% Net occupancy and equipment 10% Advertising and public relations 2% Merger and conversion expenses 11% Intangible amortization 5% Other 15% Mix - 2Q 2025 • Noninterest expense increased $69.3 million linked quarter, primarily related to the merger with The First. Merger and conversion expenses increased $19.7 million linked quarter. Core deposit intangible amortization increased $7.8 million for the quarter ($ in millions)

Appendix

16 Available Liquidity and Uninsured Deposits $13.6 $6.3 Available sources Uninsured and uncollateralized deposits Uninsured Deposits Uncollateralized 6.3$ 29.2 % Collateralized public funds 3.0 13.9 Total 9.3$ 43.1% % of Total Deposits Internal Sources Cash and cash equivalents 1.4$ Unencumbered securities 2.0 External Sources FHLB borrowing capacity(1) 5.1 Federal Reserve Discount Window 0.6 Other(2) 4.5 Total 13.6$ Liquidity Sources Note: As of June 30, 2025; dollars in billions (1) Does not include loans participated to REITs that could be moved to Renasant Bank and pledged for additional capacity (2) Includes untapped brokered CDs (per internal policy limits) and unsecured lines of credit

17 Securities Composition (amortized cost) Highlights • Amortized cost of $3.7 billion; GAAP value of $3.5 billion, which represents 13.3% of total assets • Acquired $1.5 billion in securities from The First • Sold $686.5 million of The First securities and reinvested at higher rates • Duration of 4.0 years • 30% of portfolio HTM based on par value o 23.9% of HTM are CRA investments o 10.2% of HTM are Municipals • Unrealized losses in AOCI on securities totaled $162.1 million ($121.8 million, net of tax); unrealized losses in AOCI on HTM securities totaled $59.9 million ($44.7 million, net of tax) Note: As of June 30, 2025 Agency CMO 30% Agency MBS 28% Municipal 15% Agency CMBS 15% SBA 10% Other 2% $3.7 Billion

18 Non-Owner Occupied CRE – Term* Non-Owner Occupied CRE – Term* Note: As of June 30, 2025. LTV is calculated using the most recent appraisal available. *Excludes construction 14% 13% 9% 22% 6% 9% 18% 6% 3% Warehouse/Industrial Hotels Self Storage Multi-family Medical Office Office (non-medical) Retail Senior Housing Other % of Loans 32.1% Avg Loan Size1 $2.0 million WA LTV 0.07% 0.82% 53.9% 30-89 Days NPLs2 Highlights Office (Non-Medical) Multi-Family Amount $510.6- $1,321.2- Avg Loan Size1 1.0-- 2.9- % of Loans 2.8% 7.1% Past Due2 6.5 0.1 ACL Reserve3 4.2 1.2 WA LTV 55.7 52.1 Loans <75% LTV 87.5 95.1 In Footprint 93.6 99.3 Q2 Loan Growth 63.5 25.7 (1) Based on commitment amount (2) Includes non accrual loans; eighty-eight percent of Office past dues are represented by three loans (3) Includes reserves for both loans accounted for in pools and those individually evaluated Note: Dollars in millions

19 Construction Composition Note: As of June 30, 2025; LTV is calculated using the most recent appraisal available. Highlights 29% 12% 18% 8% 3% 14% 10% 3% 3% 1-4 Family Commercial Owner-Occupied Multi-family Office Retail Self Storage Warehouse / Industrial Hotels Senior Housing Average Loan Size1 $1.74 million % of Total Loans 7.2% Past Due or Nonaccrual 0.4-- Weighted Average LTV 61.9- (1) Based on commitment amount

Forward-Looking Statements 20 ACL / Loss Absorption ($ in thousands) ACL ACL as a % of Loans ACL ACL as a % of Loans Commercial, Financial, Agricultural 38,240$ 2.02 59,552$ 2.23 Lease Financing Receivables 3,644 4.27 1,935 2.16 Real Estate - 1-4 Family Mortgage 50,913 1.42 65,828 1.35 Real Estate - Commercial Mortgage 88,080 1.39 135,572 1.43 Real Estate - Construction 16,561 1.51 21,784 1.63 Installment loans to individuals 6,493 7.46 6,099 4.99 Allowance for Credit Losses on Loans 203,931 1.56 290,770 1.57 Allowance for Credit Losses on Deferred Interest 688 688 Reserve for Unfunded Commitments 17,643 23,566 Total Reserves 222,262 315,024 Purchase Accounting Discounts 4,463 192,348 Total Loss Absorption Capacity 226,725$ 507,372$ 6/30/20253/31/2025

21 Q2 ACL Activity $203.9 $(12.0) $13.2 $23.5 $62.2 $290.8 Axis Title Q1 ACL NCO Provision PCD Non-PCD Q2 ACL A xi s Ti tle Note: Dollars in millions. (1) Net charge-offs (2) Excludes day 1 acquisition provision for acquired loans from The First (3) Loans purchased with more than insignificant credit deterioration 21 3

22 Mortgage Banking Mortgage Banking Income ($ in thousands) 2Q24 1Q25 2Q25 Gain on sales of loans, net 5,199$ 4,500$ 5,316$ Fees, net 2,866 2,317 3,740 Mortgage servicing income, net 1,633 1,330 2,207 Mortgage banking income, net 9,698$ 8,147$ 11,263$ $560.3 $543.6 $482.3 $632.1 $679.6 $- $100 $200 $300 $400 $500 $600 $700 $800 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Locked Volume (in millions) Mix (in %) 2Q24 1Q25 2Q25 Wholesale 43 39 33 Retail 57 61 67 Purchase 91 80 84 Refinance 9 20 16 Gain on sale margin* 1.69% 1.56% 2.01% 1.42% 1.87% 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 *Gain on sale margin excludes pipeline fair value adjustments and buyback reserve activity included in “Gain on sales of loans, net” in the table above

Selected Purchase Accounting Adjustments (1) 23 Selected Purchase Accounting Adjustments ($ in millions) Estimate at Announcement Actual at Close Fair Value Marks Loans $189.0 $143.5 Securities HTM 45.2 58.0 Credit Marks Purchased Credit Deteriorated (“PCD”) Loans 27.0 23.5 Non-PCD Loans 50.1 62.2 Intangible Assets Core Deposit Intangibles 166.1 159.6 Note: Due to the Company’s evaluation of post-merger activity and the extensive information gathering and management review processes required to properly record acquired assets and liabilities, the Company considers its valuations of The First’s assets and liabilities to be provisional estimates as management continues to identify and assess information regarding the nature of these assets and liabilities for the associated valuation assumptions and methodologies used.